AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
September 2011

For the month of September 2011, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.86% and a net return of 0.83%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.73% for the month.

September 2011 gross relative performance:  +0.13%

Performance for periods ended September 30, 2011
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	6.62%	5.23%	7.97%	6.85%	6.14%
HIT Total Net Rate of Return	6.26%	4.77%	7.50%	6.40%	5.71%
Barclays Capital Aggregate Bond Index	6.65%	5.26%	7.97%	6.53%	5.66%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Poor performance by corporate bonds, which lagged all major sectors in the index with “excess returns” to Treasuries of -192 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 19.7% of the Barclays Aggregate as of September 30, 2011.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose “excess returns” were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -28, -85, -180, and -267 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, compared to 75% for the Barclays Aggregate.

●
The portfolio’s underweight to single family mortgage-backed securities (RMBS), as this was the second worst performing sector in the Barclays Aggregate.  As of September 30, 2011, the portfolio had a 26.6% allocation to RMBS compared to the index’s 32.4% allocation.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                      September 2011 Performance Commentary

Negative contributions to the HIT’s performance included:

●
The portfolio’s underweight to Treasuries as this sector was the best performing major sector in the Barclays Aggregate, with absolute returns of 1.75%.  At the end of month, 34.3% of the index was comprised of Treasuries, whereas the HIT had a sector allocation to Treasuries of 6.4%.

●
Widening of spreads relative to Treasuries on Fannie Mae multifamily DUS securities in the HIT’s portfolio. For example, the “benchmark” 10/9.5 structure widened by 5 bps for the month. Ginnie Mae permanent loan certificate spreads, however, were essentially flat and construction/permanent certificates tightened by approximately 5 bps.

September 2011 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+1.75%	+0	5.94
Agencies	+0.17%	-32	3.49
Single family agency MBS (RMBS)	+0.17%	-62	3.01
Corporates	+0.26%	-192	6.79
Commercial MBS (CMBS)	+0.01%	-3	3.38
Asset-backed securities (ABS)	+0.31%	+6	3.15
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	8/31/11	9/30/11	Change
3 Month	0.010%	0.020%	0.0102%
6 Month	0.041%	0.051%	0.0102%
1 Year	0.097%	0.102%	0.0051%
2 Year	0.200%	0.243%	0.0435%
3 Year	0.319%	0.402%	0.0828%
5 Year	0.961%	0.952%	-0.0097%
7 Year	1.564%	1.432%	-0.1323%
10 Year	2.223%	1.915%	-0.3080%
30 Year	3.601%	2.913%	-0.6875%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.